                                                                   Exhibit 10.33

                         MATTRESS HOLDING CORPORATION

                       AGREEMENT EVIDENCING A GRANT OF A
                        NONQUALIFIED STOCK OPTION UNDER
                            1999 STOCK OPTION PLAN


          Agreement made as of July 24, 2000, between Mattress Holding Corporation, a Virginia corporation (the "Company"), and Bryan Flanagan
                                          -------
("Grantee").  Capitalized terms used but not defined herein shall have the
  -------
meanings assigned to such terms in the Plan (as defined below).

          1. Grant of Option. Pursuant to the Mattress Holding Corporation 1999 Stock Option Plan (the "Plan"), the Company hereby grants to Grantee, as of
                             ----
the date hereof, a nonqualified stock option (the "Option") to purchase 166,430
                                                   ------
shares (the "Shares") of the Company's Class A Common Stock, $.01 par value per
             ------
share (the "Class A Common"), at the exercise price per share of $0.6667 (the
            --------------
"Exercise Price"), subject to the terms and conditions set forth herein and in
 --------------
the Plan. Upon certain events, the number of Shares and/or the Exercise Price may be adjusted as provided in the Plan.

          2.   Grantee Bound by Plan.  Attached hereto as Annex A is a copy of
                                                          -------
the Plan which is incorporated herein by reference and made a part hereof. Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. The Plan should be carefully examined before any decision is made to exercise the Option.

          3. Exercise of Option. Subject to the earlier termination of the Option as provided herein and in the Plan and subject to Section 5 hereof, the Option may be exercised, in whole or in part, to the extent it has become vested, by written notice to the Company at any time and from time to time after the date of grant. The Option shall not be exercisable in any event after the tenth anniversary of the date hereof. An Option may not be exercised for a fraction of a share of Class A Common. Options are subject to cancellation as provided in the Plan. Any part of the Option that is not vested on the date that (a) Grantee's employment with the Company or any of its Subsidiaries terminates or (b) Grantee receives notice from the Company that Grantee's position has changed to one which, in the judgment of the Board, is not of sufficient management authority for option eligibility ("Grantee Termination
                                                         -------------------
Date") shall expire and be forfeited on such date, and any part of the Option
----
that is vested on the Grantee Termination Date shall also expire and be forfeited to the extent not exercised on or before the sixtieth (60th) day following the Grantee Termination Date (180 days if the Grantee Termination Date occurs as a result of the death of Grantee), but in no event after the tenth anniversary of the date hereof.

          4. Vesting of Options. The Option may be exercised only to the extent it has become vested. The Option shall fully vest and become exercisable with respect to all of the Shares if and only if the Grantee remains continuously employed with the Company or any of its Subsidiaries during the period beginning on the date hereof and ending on the fifth anniversary of the date hereof. Notwithstanding the foregoing, the Option shall (i) cumulatively vest and become exercisable with respect to 20% of the Shares (rounded to the nearest whole share) upon each of the first anniversary of the Employment Date, the second anniversary of the Employment Date, the third anniversary of the Employment Date, the fourth anniversary of the Employment Date and the fifth anniversary of the Employment Date and (ii) vest and become exercisable with respect to all of the then unvested Shares upon a Sale of the Company, in each case, if and only if the Grantee remains continuously employed by the Company or any of its Subsidiaries during the period beginning on the date hereof and ending on the applicable vesting date referred to above. The "Employment Date" means July 24, 2000.

          5. Conditions to Exercise. The Option may not be exercised by Grantee unless the following conditions are met:

               (a) The Option has become vested with respect to the Shares to be acquired pursuant to such exercise;

               (b) legal counsel for the Company must be satisfied at the time of exercise that the issuance of shares of Class A Common upon exercise will be in compliance with the Securities Act and applicable United States federal, state, local and foreign laws; and

               (c) Grantee must pay at the time of exercise the full purchase price for the shares of Class A Common being acquired hereunder plus any withholding tax required in connection with such exercise, in each case, in accordance with the terms of the Plan.

          6. Transferability. The Option (including the right to receive the Shares) may not be Transferred or assigned by Grantee, other than by will or the laws of descent and distribution and, during the lifetime of Grantee, the Option may be exercised only by Grantee (or, if Grantee is incapacitated, by Grantee's legal guardian or legal representative). In the event of the death of Grantee, Options which are not vested on the date of death shall terminate; and the exercise of Options which are vested as of the date of death may be made only by the executor or administrator of Grantee's estate or the Person or Persons to whom Grantee's rights under the Options pass by will or the laws of descent and distribution. If Grantee or anyone claiming under or through Grantee attempts to violate this Section 6, such attempted violation shall be null and void and without effect, and the Company's obligation hereunder shall terminate. Any Issued Stock received upon exercise of this Option is subject to the repurchase right, restrictions on Transfer and other rights and obligations set forth in the Plan.

          7. Administration. Any action taken or decision made by the Company, the Board, or the Committee or its delegates arising out of or in connection with the construction, administration, interpretation or effect of the Plan or this Agreement shall lie within its sole and absolute discretion, as the case may be, and shall be final, conclusive and binding on Grantee and all persons claiming under or through Grantee. By accepting this grant or other benefit under the Plan, Grantee and each person claiming under or through Grantee shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

          8. No Rights as Stockholder. Unless and until a certificate or certificates representing such shares of Class A Common shall have been issued to Grantee (or any person acting under Section 6 above), Grantee shall not be or have any of the rights or privileges of a stockholder of the Company with respect to shares of Class A Common acquirable upon exercise of the Option.

          9. Investment Representation. Grantee hereby acknowledges that the shares of Class A Common which Grantee may acquire by exercising the Option shall be acquired for investment without a view to distribution, within the meaning of the Securities Act, and shall not be Transferred in the absence of an effective registration statement for the shares of Class A Common under the Securities Act and applicable state securities laws or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Grantee also agrees that the shares of Class A Common which Grantee may acquire by exercising the Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws.

          10. Rights of Participants. Neither this Agreement nor the Plan creates any employment rights in Grantee and neither the Company nor any of its Subsidiaries shall have any liability arising out of the Plan or this Agreement for terminating Grantee's employment or reducing Grantee's responsibilities.

          11. Notices. Any notice hereunder to the Company shall be addressed to the Company's principal executive office, Attention: Board of Directors, and any notice hereunder to Grantee shall be addressed to Grantee at Grantee's last address on the records of the Company, subject to the right of either party to designate at any time hereafter in writing some other address. Any notice shall be deemed to have been duly given when delivered personally, one day following dispatch if sent by reputable overnight courier, fees prepaid, or three days following mailing if sent by registered mail, return receipt requested, postage prepaid and addressed as set forth above.

          12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors and assigns to the Company and all persons lawfully claiming under Grantee.

          13. Governing Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to this Agreement, shall be governed by the substantive laws, but not the choice of law rules, of whichever state in the United States in which the Company is incorporated from time to time.

          14. Non-Competition. In consideration of the Company's grant of the Option hereunder, the Grantee agrees that, during the Grantee's employment by the Company, and for eighteen months thereafter, Grantee shall not act as a proprietor, investor, director, officer, employee, substantial stockholder, consultant, or partner in any business engaged to a material extent in the manufacture or sale of (a) mattresses or other bedding products or (b) any other products which constitute more than ten percent (10%) of the Company's consolidated revenues at the time in direct competition with the Company or any of its Subsidiaries in any market. Grantee understands that the foregoing restrictions prohibit grantee from working for another sleep shop or other mattress retailer and may limit his or her ability to engage in certain business pursuits during the period provided for above, but acknowledges that the Grantee has no right to a grant of Options under the Plan and this grant is adequate consideration for Grantee's agreeing to this non-competition limitation.

                           *     *     *     *     *

          IN WITNESS WHEREOF, the Company and Grantee have executed this Agreement as of the date first above written.

                                             MATTRESS HOLDING CORPORATION


                                             /s/ Stephen Walker
                                             -----------------------------
                                             Name:  Stephen Walker
                                             Title: Chief Executive Officer



                                             GRANTEE:



                                             /s/ Bryan Flanagan
                                             -----------------------------
                                             Bryan Flanagan

                                                                         ANNEX A
                                                                         -------

                         MATTRESS HOLDING CORPORATION
                            1999 STOCK OPTION PLAN


                                   ARTICLE I

                                Purpose of Plan

          The 1999 Stock Option Plan (the "Plan") of Mattress Holding
                                           ----
Corporation (the "Company"), adopted by the Board of Directors and shareholders
                  -------
of the Company effective August 6, 1999, is intended to advance the best interests of the Company by providing executives and other key employees of the Company or any Subsidiary (as defined below) who have substantial responsibility for the management and growth of the Company or any Subsidiary with additional incentives by allowing such employees to acquire an ownership interest in the Company. The Plan is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933, as amended (the "Securities Act") and, unless
                                                   --------------
and until the Class A Common (as defined below) is publicly traded, the issuance of stock purchase options ("Options") for shares of Class A Common pursuant to
                            -------
the Plan and the issuance of shares of Class A Common pursuant to such Options is intended to qualify for the exemption from registration under the Securities Act provided by Rule 701.


                                  ARTICLE II

                                  Definitions

          For purposes of the Plan the following terms have the indicated meanings:

          "Affiliate" means, when used with reference to a specified Person, any
           ---------
Person that directly or indirectly controls or is controlled by or is under common control with the specified Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). With respect to any Person who is an individual, "Affiliates" shall also include, without limitation, any member of such individual's Family Group.

          "Board" means the Company's Board of Directors.
           -----

          "Class A Common" means the Company's Class A Common Stock, par value
           --------------
$.01 per share.

          "Class B Common" means the Company's Class B Common Stock, par value
           --------------
$.01 per share.
          "Class L Common" means the Company's Class L Common Stock, par value
           --------------
$.01 per share.

          "Class M Common" means the Company's Class M Common Stock, par value
           --------------
$.01 per share.

          "Code" means the Internal Revenue Code of 1986, as amended, and any
           ----
successor statute.

          "Committee" means the Compensation Committee or such other committee
           ---------
of the Board as the Board may designate to administer the Plan or, if for any reason the Board has not designated such a committee, the Board. The Committee, if other than the Board, shall be composed of two or more directors as appointed from time to time by the Board.

          "Common Stock" means, collectively, the Class A Common, the Class B
           ------------
Common, the Class L Common, the Class M Common and any other common stock authorized by the Company.

          "Fair Market Value"  per share of any class of Common Stock as of any
           -----------------
given date shall be as determined by the Board based on such factors as the members thereof, in the exercise of their business judgment, consider relevant.

          "Family Group" means when used with reference to a specified
           ------------
individual Person, such Person's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of such Person and/or such Person's spouse and/or descendants.

          "Independent Third Party" means any Person who, immediately prior to
           -----------------------
the contemplated transaction, does not own in excess of 5% of the Common Stock on a fully diluted basis, who is not controlling, controlled by or under common control with any such 5% owner of the Common Stock and who is not a member of the Family Group of any such 5% owner of the Common Stock.

          "Issued Stock" shall mean (i) all shares of Common Stock issued upon
           ------------
the proper exercise of an Option and (ii) all equity securities issued with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with any conversion, merger, consolidation or recapitalization or other reorganization affecting the Common Stock. Unless provided otherwise herein or in a Participant's Option Agreement (as defined herein), Issued Stock will continue to be Issued Stock in the hands of any holder other than the Participant (except for the Company), and each such transferee thereof will succeed to the rights and obligations of a holder of Issued Stock hereunder.

          "Option Shares" shall mean (i) all shares of Class A Common issuable
           -------------
upon the exercise of an Option and (ii) all shares of any other class of Common Stock issuable upon the exercise of an Option as a result of an adjustment to such Option pursuant to any provision hereof.

          "Participant" means any executive or other key employee of the Company
           -----------
or any Subsidiary who has been selected to participate in the Plan by the Committee or the Board.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency or political subdivision thereof or any other entity or organization.

          "Public Offering" means an underwritten public offering and sale of
           ---------------
Common Stock pursuant to an effective registration statement under the Securities Act; provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination pursuant to a registration statement on Form S-4 or any similar form, or an employee benefit plan pursuant to a registration statement on Form S-8 or any similar form.

          "Public Sale" means the sale of Issued Stock to the public pursuant to
           -----------
an offering registered under the Securities Act or, after the consummation of an initial Public Offering, to the public pursuant to the provisions of Rule 144 (or any similar rule or rules then in effect) under the Securities Act.

          "Qualified Initial Public Offering" means any Public Offering, but
           ---------------------------------
only if the aggregate gross proceeds received by the Company and/or its equityholders (before the deduction of underwriting discounts and expenses) in such underwritten public offering and sale or series of such sales in the aggregate are in excess of $40 million.

          "Sale of the Company" means any transaction (other than pursuant to a
           -------------------
Public Offering) involving the Company and an Independent Third Party or affiliated group of Independent Third Parties pursuant to which such party or parties acquire (i) a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of the Board (whether by merger, consolidation, sale of the Company's capital stock or otherwise) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
partnership, limited liability company, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof.

For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses or shall be or control the managing director, managing member, manager or a general partner of such partnership, limited liability company, association or other business entity. Where not otherwise indicated, the term "Subsidiary" refers to a Subsidiary of the Company.

          "Termination Date" shall mean, with respect to any Participant, the
           ----------------
date that such Participant ceases to be employed by the Company or any of its Subsidiaries for any reason.

          "Valuation Date" shall mean, with respect to any Repurchase Option,
           --------------
the date, if any, that the Company delivers a Repurchase Notice to a holder of Issued Stock.

                                  ARTICLE III

                                Administration

          The Plan shall be administered by the Committee. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options to Participants in such forms and amounts and with such exercise price as it shall determine, (iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules, procedures and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other Persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such Persons as it deems appropriate.


                                  ARTICLE IV

                        Limitation on Aggregate Shares

          The number of shares of Class A Common with respect to which Options may be granted under the Plan shall not exceed, in the aggregate, 1,558,162 shares, subject to adjustment in accordance with Section 6.4 and 6.5. To the extent any Options expire unexercised or are canceled, terminated or forfeited in any manner without the issuance of Class A Common thereunder, the shares with respect to which such Options were granted shall again be available under the Plan. Similarly, if any shares of Class A Common issued hereunder upon exercise of the

Options are repurchased hereunder, such shares shall again be available under the Plan for reissuance as Options. The shares of Class A Common available under the Plan may be either authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.


                                   ARTICLE V

                                    Awards

     5.1 Grant of Options. The Committee may grant Options to Participants from time to time in accordance with this Article V. Options granted under the Plan may be nonqualified stock options or "incentive stock options" within the meaning of Section 422 of the Code or any successor provision as specified by the Committee; provided, however, that no incentive stock option may be granted
               --------  -------
to any Participant who, at the time of grant, owns stock of the Company (or any Subsidiary) representing more than 10% of the total combined voting power of all classes of capital stock of the Company (or any Subsidiary), unless such incentive stock option shall at the time of grant (a) have a termination date not later than the fifth anniversary of the issuance date and (b) have an exercise price per share equal to at least 110% of the Fair Market Value of a share of Class A Common on the date of grant. The exercise price per share of Class A Common under each Option shall be determined by the Committee or the Board at the time of grant; provided, however, that the exercise price per share
                            --------  -------
of Class A Common under each incentive stock option shall be fixed by the Committee at the time of grant of the Option and shall equal at least 100% of the Fair Market Value of a share of Class A Common on the date of grant, but not less than the par value per share (as adjusted pursuant to Section 6.4 or 6.5). Subject to Section 5.6, Options shall be exercisable at such time or times as the Committee shall determine; provided, however, that any Option intended to be
                               --------  -------
an incentive stock option shall be treated as an incentive stock option only to the extent that the aggregate Fair Market Value of the Class A Common (determined as of the date of Option grant) with respect to which incentive stock options (but not nonqualified options) are exercisable for the first time by any Participant during any calendar year (under all stock option plans of the Company and its Subsidiaries) does not exceed $100,000. The Committee shall determine the term of each Option, which term shall not exceed ten years from the date of grant of the Option.

     5.2 Exercise Procedure. Options shall be exercisable, to the extent they are vested, by written notice to the Company (to the attention of the Company's Secretary) accompanied by payment in full of the applicable exercise price. Payment of such exercise price shall be made in cash (including check, bank draft, money order or wire transfer of immediately available funds).

     5.3  Withholding Tax Requirements.

          (a) Amount of Withholding. It shall be a condition of the exercise of any Option that the Participant exercising the Option make appropriate payment or other provision acceptable to the Company with respect to any withholding tax requirement arising from such exercise. The amount of withholding tax required, if any, with respect to any Option exercise (the "Withholding
                                                  -----------

Amount") shall be determined by the Company's Treasurer or other appropriate
------
officer of the Company, and the Participant shall furnish such information and make such representations as such officer requires to make such determination.

          (b) Withholding Procedure. If the Company determines that withholding tax is required with respect to any Option exercise, the Company shall notify the Participant of the Withholding Amount, and the Participant shall pay to the Company an amount not less than the Withholding Amount. All amounts paid to the Company pursuant to this Section 5.3 shall be deposited in accordance with applicable law by the Company as withholding tax for the Participant's account. If the Treasurer or other appropriate officer of the Company determines that no withholding tax is required with respect to the exercise of any Option (because such Option is an incentive stock option or otherwise), but subsequently it is determined that the exercise resulted in taxable income as to which withholding is required (as a result of a disposition of shares or otherwise), the Participant shall promptly, upon being notified of the withholding requirement, pay to the Company, by means acceptable to the Company, the amount required to be withheld; and at its election the Company may condition the transfer of any shares issued upon exercise of an incentive stock option upon receipt of such payment.

     5.4 Notification of Inquiries and Agreements. Each Participant and each Permitted Transferee (as defined herein) shall notify the Company in writing within 10 days after the date such Participant or Permitted Transferee (i) first obtains knowledge of any Internal Revenue Service inquiry, audit, assertion, determination, investigation, or question relating in any manner to the value of Options granted hereunder; (ii) includes or agrees (including, without limitation, in any settlement, closing or other similar agreement) to include in gross income with respect to any Option granted under this Plan (A) any amount in excess of the amount reported on Form 1099 or Form W-2 to such Participant by the Company, or (B) if no such Form was received, any amount; and/or (iii) exercises, sells, disposes of, or otherwise transfers an Option acquired pursuant to this Plan. Upon request, a Participant or Permitted Transferee shall provide to the Company any information or document relating to any event described in the preceding sentence which the Company (in its sole discretion) requires in order to calculate and substantiate any change in the Company's tax liability as a result of such event.

     5.5 Conditions and Limitations on Exercise. At the discretion of the Committee, exercised at the time of grant, Options may vest, in one or more installments, upon (i) the fulfilment of certain conditions, (ii) the passage of a specified period of time, and/or (iii) the achievement by the Company or any Subsidiary of certain performance goals. In the event of a proposed Sale of the Company, the Committee may provide, in its discretion, by written notice to each applicable Participant, that any or all Options shall become immediately vested and that any or all Options shall terminate if not exercised as of the date of such Sale of the Company or any other designated date (the "Designated Date") or
                                                            ---------------
that any such Options shall thereafter represent only the right to receive such consideration as the Committee shall deem equitable in the circumstances.

     5.6  Expiration of Options.

          (a) Normal Expiration. In no event shall any part of any Option be exercisable after the stated date of expiration thereof.

          (b) Early Expiration Upon Termination of Employment. Any part of any Option that was not vested on a Participant's Termination Date shall expire and be forfeited on such date, and any part of any Option that was vested on the Termination Date shall also expire and be forfeited to the extent not theretofore exercised on the sixtieth (60th) day following the Termination Date (180 days if the Termination Date occurs as a result of the death of a Participant), but in no event after the stated date of expiration thereof.

          5.7  Right to Purchase Issued Stock Upon Termination of Employment.

          (a) Repurchase Right. If a Participant ceases to be employed by the Company or any of its Subsidiaries for any reason, then such Participant's Issued Stock (whether held by such Participant or one or more transferees and including any shares of Issued Stock acquired subsequent to such termination of employment) will be subject to repurchase by the Company pursuant to the terms and conditions set forth in this Section 5.7 (the "Repurchase Option") at a
                                                   -----------------
price per share equal to the Fair Market Value per share of such Issued Stock determined as of the Valuation Date, less the amount of any cash distributed by
                                     ----
the Company with respect to such share between the applicable Valuation Date and the closing of the applicable repurchase.

          (b) Repurchase Procedures. The Repurchase Option is exercisable by the Company delivering written notice (the "Repurchase Notice") to the holder or
                                            -----------------
holders of the applicable Issued Stock within 240 days after the applicable Termination Date. The Repurchase Notice will set forth the number of shares of Issued Stock to be acquired from such holder(s), an estimate of the aggregate consideration to be paid for such holder's shares of Issued Stock and the time and place for the closing of the transaction. If any shares of Issued Stock are held by any transferees of the applicable Participant, the Company will purchase such shares of Issued Stock elected to be purchased from such holder(s), pro rata according to the number of shares of Issued Stock held by such holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share).

          (c) Closing of Repurchase. The closing of any such repurchase transaction will take place on the date designated by the Company in the Repurchase Notice, which date will not be more than 60 days after the delivery of such notice. The Company will pay for any shares of Issued Stock to be purchased by the Company pursuant to a Repurchase Option by delivery (i) of a check payable to or by wire transfer to an account or account(s) designated by the holder(s) of such shares of Issued Stock in an aggregate amount equal to one-third of the aggregate repurchase price ("Repurchase Price") for such shares
                                              ----------------
of Issued Stock and (ii) of a note or notes for an aggregate principal amount equal to the remaining unpaid Repurchase Price and payable in two equal annual installments beginning on the first anniversary of the closing of such purchase and bearing interest at a rate per annum equal to the then prevailing "prime rate". Any notes issued by the Company pursuant to this Section 5.7(c) will be subject to any restrictive covenants to which the Company is subject at the time of such purchase. Notwithstanding anything to the contrary contained in this Plan, all repurchases of shares of Issued Stock by the Company will be subject to applicable restrictions contained in the Virginia Stock Corporation Act and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of shares of Issued Stock hereunder which the Company is otherwise entitled to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions. The Company will receive customary representations and warranties from each seller regarding the sale of shares of Issued Stock, including, but not limited to, the representation that such seller has good and marketable title to such shares of Issued Stock to be transferred free and clear of all liens, claims and other encumbrances.

          (d) Notwithstanding anything contained herein to the contrary, the Company shall not have a Repurchase Option with respect to any Issued Stock issued to or on behalf of a Participant who ceases to be employed by the Company or any of its Subsidiaries after the consummation of a Qualified Initial Public Offering.

     5.8  Restrictions on Transfer of Issued Stock.

          (a) Transfer of Issued Stock.  No Participant may directly or
              ------------------------
indirectly, sell, pledge, transfer or otherwise dispose of (a "Transfer") any
                                                               --------
interest in any shares of Issued Stock, except (i) pursuant to the provisions of Sections 5.7 or 5.10 hereof, (ii) in Public Sales, (iii) pursuant to applicable laws of descent and distribution, or (iv) among such Participant's Family Group; provided, that the restrictions contained in this Section 5.8 will continue to
--------
be applicable to shares of Issued Stock after any Transfer of the type referred to in clause (iii) or (iv) above and, as a condition to any such Transfer, the transferees of such shares of Issued Stock must agree in writing (which writing must be delivered to the Company) to be bound by the provisions of this Plan (unless such Transfer is pursuant to applicable laws of descent and distribution, in which case, such writing shall be entered into and delivered to the Company as soon as reasonably possible after such Transfer). Any transferee of shares of Issued Stock pursuant to a Transfer in accordance with clause (iii) or (iv) above is herein referred to as a "Permitted Transferee." Upon the
                                          --------------------
proposed Transfer of any shares of Issued Stock pursuant to clause (iii) or (iv) above, such Participant or such Permitted Transferee transferring such shares of Issued Stock will deliver a written notice (a "Transfer Notice") to the
                                                  ---------------
Company, which discloses in reasonable detail the identity of the Permitted Transferee(s).

     5.9  Additional Restrictions on Transfer.

          (a) The certificates representing shares of Issued Stock will bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANS FERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN THE ISSUER'S 1999 STOCK OPTION PLAN, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE ISSUER'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

The legend set forth above regarding the Plan shall be removed from the certificates evidencing any securities which cease to be Issued Stock.

          (b) No holder of Issued Stock may Transfer any shares of Issued Stock (except pursuant to an effective registration statement under the Securities
Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company (which counsel will be reasonably acceptable to the Company) that registration under the Securities Act is not required in connection with such Transfer. If such opinion of counsel reasonably acceptable in form and substance to the Company further states that no subsequent Transfer of such Issued Stock will require registration under the Securities Act, the Company will promptly upon such Transfer deliver new certificates for such securities which do not bear the Securities Act legend set forth in Section 5.9(a).

     5.10 Approved Sale of the Company

          (a) If the holders of a majority of the shares of voting Common Stock then outstanding approve a sale of all or substantially all of the Company's assets determined on a consolidated basis or a sale of all (or, for accounting, tax or other reasons, substantially all) of the Company's outstanding Common Stock (whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) to an Independent Third Party or group of Independent Third Parties (each such sale, an "Approved Sale"), then each holder of shares
                                   -------------
of Issued Stock will vote for, consent to and raise no objections against such Approved Sale. If the Approved Sale is structured as (i) a merger or consolidation, each holder of shares of Issued Stock will waive any dissenters' rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) a sale of stock, each holder of shares of Issued Stock will agree to sell all of his or her Issued Stock on the terms and conditions approved by the holders of a majority of the shares of voting Common Stock then outstanding. Each holder of Issued Stock will take all necessary or desirable actions in connection with the consummation of the Approved Sale as requested by the Company.

          (b) If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the

Securities and Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Issued Stock will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule
501) reasonably acceptable to the Company. If any holder of Issued Stock appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any holder of Issued Stock declines to appoint the purchaser representative designated by the Company, such holder will appoint another purchaser representative, and such holder will be responsible for the fees of the purchaser representative so appointed.

          (c) Each holder of Issued Stock will bear their pro-rata share (based upon the number of shares sold) of the costs of any sale of Issued Stock pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Common Stock and are not otherwise paid by the Company or the acquiring party. Costs incurred by any holder of Issued Stock on his or her own behalf will not be considered costs of the transaction hereunder.

     5.11 Holdback Agreement. No holder of Issued Stock will effect any sale or distribution of Common Stock during the seven days prior to or the 180-day period beginning on the effective date of any underwritten Public Offering (except as part of such underwritten registration), unless the underwriters managing such underwritten Public Offering otherwise agree.



                                  ARTICLE VI

                              General Provisions

     6.1 Written Agreement. Each Option granted hereunder shall be embodied in a written agreement (the "Option Agreement") which shall be signed by the
                          ----------------
Participant to whom the Option is granted and shall be subject to the terms and conditions set forth herein.

     6.2 Listing, Registration and Legal Compliance. If at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of Options or the purchase or issuance of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other Persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of Options that, in the Committee's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee may, in its discretion and without the consent of the holder of any such Option, so reduce such period on not less than 15 days' written notice to the holders thereof.

     6.3 Options Not Transferrable. Options (including the right to receive Option Shares) may not be Transferred or assigned by the Participant to whom they were granted, other than by will or the laws of descent and distribution and, during the lifetime of such Participant, Options may be exercised only by such Participant (or, if such Participant is incapacitated, by such Participant's legal guardian or legal representative). In the event of the death of a Participant, Options which are not vested on the date of death shall terminate; and the exercise of Options granted hereunder to such Participant, which are vested as of the date of death, may be made only by the executor or administrator of such Participant's estate or the Person or Persons to whom such Participant's rights under the Options pass by will or the laws of descent and distribution.

     6.4 Organic Change. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Except
                                                       --------------
as otherwise provided herein, after the consummation of any Organic Change, each Option shall thereafter be exercisable for, rather than the applicable Option Shares immediately theretofore acquirable and receivable upon exercise of such Option, such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for the number and class of Option Shares immediately theretofore acquirable and receivable upon exercise of such Option had such Organic Change not taken place. Notwithstanding the foregoing, in the event of any proposed Organic Change which would represent a Sale of the Company, the Board may, in its discretion, terminate the Options by written notice to the then holders of the Options, subject to the payment by the Company to the then holders of Options of the difference, if any, between the consideration to be received by holders of Common Stock in connection with such Organic Change and the exercise price of such Options.

     6.5 Adjustment for Change in Common Stock. In the event of a recapitalization, reorganization, stock split, stock dividend, combination of shares, consolidation, merger or other change in any class of Common Stock, the Board or the Committee may, in order to prevent the dilution or enlargement of rights under the Plan or outstanding Options, adjust (1) the number and type of shares or other consideration as to which options may be granted under the Plan,
(2) the number and type of shares covered by outstanding Options, (3) the exercise prices specified therein and (4) other provisions of this Plan which specify a number of shares, all as such Board or Committee determines to be appropriate and equitable.

     6.6 Rights of Participants. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time

(with or without cause), or confer upon any Participant any right to continue in the employ of the Company or any Subsidiary for any period of time or to continue to receive such Participant's current (or other) rate of compensation. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

     6.7 Amendment, Suspension and Termination of Plan. The Board or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided, however, that no such amendment shall be
                              --------  -------
made without shareholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, and no such amendment, suspension or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby, except as provided below. No Options shall be granted hereunder after the tenth anniversary of the adoption of the Plan.

     6.8 Amendment of Outstanding Options. The Committee may amend or modify any Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option; provided that, except as expressly contemplated elsewhere herein or in any agreement evidencing such Option, no such amendment or modification shall impair the rights of any Participant under any outstanding Option without the consent of such Participant.

     6.9 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board and Committee shall be indemnified by the Company against (i) all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted under the Plan, and (ii) all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided, however, that any such Board or Committee member
                    --------  -------
shall be entitled to the indemnification rights set forth in this Section 6.9 only if such member (1) acted in good faith and in a manner that such member reasonably believed to be in, and not opposed to, the best interests of the Company, and (2) with respect to any criminal action or proceeding, (A) had no reasonable cause to believe that such conduct was unlawful, and (B) upon the institution of any such action, suit or proceeding a Board or Committee member shall give the Company written notice thereof and an opportunity to handle and defend the same before such Board or Committee member undertakes to handle and defend it on his own behalf.

     6.10 Restricted Securities. All Common Stock issued upon the exercise of any Options issued pursuant to the terms of this Plan shall constitute "restricted securities," as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act, and may not be Transferred except in compliance with the registration requirements of the Securities Act or an exemption therefrom.

     6.11 Arbitration. In the event of any dispute over any Fair Market Value determination, such dispute will be resolved by and through an arbitration proceeding to be conducted under the auspices of the American Arbitration Association (or any like organization successor thereto) in Baltimore, Maryland. Such arbitration proceeding will be conducted in as expedited a manner as is then permitted by the commercial arbitration rules (formal or informal) of the American Arbitration Association, and the arbitrator or arbitrators in any such arbitration will be individuals who are expert in the subject matter of the dispute. The arbitration will be conducted before a panel of arbitrators selected in accordance with the rules of the American Arbitration Association. The costs of said arbitrators and the arbitration will be borne equally by the parties to the arbitration. Both the foregoing provisions to arbitrate any and all such disputes, and the results, determination, finding, judgment and/or award rendered through such arbitration, will be final and binding on all applicable parties and may be specifically enforced by legal proceedings.

                             *    *    *    *    *